Exhibit 10

EXECUTION COPY

AMENDMENT NO. 3

TO

CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) dated as of October 26, 2007 is among ArvinMeritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland, a company organized under the laws of Ireland, (the “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, in its capacity as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

WHEREAS, the signatories hereto are parties to that certain Credit Agreement, dated as of June 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent; and

WHEREAS, the Borrowers wish to amend the Credit Agreement in certain respects, and the Lenders party hereto and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent agree as follows:

1.          Amendments. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

(a)        The definition of “Permitted Foreign Receivables Financing” set forth in Section 1.1 of the Credit Agreement is hereby amended to delete therefrom the figure “$200,000,000” and to insert therefor the following figure: “$300,000,000”.

(b)        Section 7.3(A) of the Credit Agreement is hereby amended to delete from clause (vii) thereof the figure “$250,000,000” and to insert therefor the following figure: “$300,000,000”.

(c)        Section 7.3(G) of the Credit Agreement is hereby amended to delete the proviso to clause (iii) thereof in its entirety and to insert therefor the following proviso:

provided, that notwithstanding the terms of Section 7.4(A), the Company shall be required to demonstrate that the Debt Ratio, as of the last day of such fiscal quarter (calculated on a pro forma consolidated basis as described above), does not exceed the lesser of (A) a ratio equal to (x) the maximum Debt Ratio specified in Section 7.4(A) with respect to the last day of such fiscal quarter minus (y) 0.25 and (B) 4.75 to 1.00.

2.          Conditions Precedent. This Amendment shall become effective as of the date first above written if, and only if, (a) the Administrative Agent has received (i) duly executed copies of this Amendment from the Borrowers and the Required Lenders and (ii) duly executed copies of the Reaffirmation in the form of Attachment A attached hereto from each Subsidiary Guarantor and (b) the Company shall have paid all fees and expenses (including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels) in connection with this Amendment and the other Loan Documents.

3.          Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

(a)        Each Borrower has the corporate or other power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended hereby. The execution and delivery by each Borrower of this Amendment, and the performance of its obligations under this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by proper corporate, partnership or limited liability company proceedings (or analogous acts in the case of the Subsidiary Borrower).

(b)        This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

(c)        Neither the execution and delivery by the Borrowers of this Amendment, nor the consummation of the transactions contemplated herein and in the Credit Agreement, as amended hereby, nor compliance with the provisions hereof or thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company’s or any Subsidiary’s articles of incorporation or by-laws or comparable constitutive documents or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 7.3(F) of the Credit Agreement) in, of or on the Property of the Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except any such violation, conflict or default as would not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, or any other third party, is required to authorize, or is required in connection with the execution or delivery of this Amendment or the performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Credit Agreement, as amended hereby.

(d)        Each representation and warranty by the Borrowers in Article VI of the Credit Agreement, as amended hereby, is true and correct as of the date hereof in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date).

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(e)        Upon the effectiveness of this Amendment, no Default or Unmatured Default exists under the terms of the Credit Agreement.

4.          Reference to and Effect on the Credit Agreement.

(a)        Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)        Except as specifically amended above, the Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Without limiting the foregoing, each Borrower hereby reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents.

(c)        Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.          Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

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3

EXECUTION COPY

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

ARVINMERITOR, INC., as a Borrower

By: /s/ Mary A. Lehmann ————————————————
Name: Mary A. Lehmann
Title: Senior Vice President, Strategic Initiatives, and Treasurer

ARVINMERITOR FINANCE IRELAND, as a Borrower

By: /s/ Scott E. Stevens ————————————————
Name: Scott E. Stevens
Title: Director

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Robert P. Kellas ————————————————————
Name: Robert P. Kellas
Title: Executive Director

5

CITICORP NORTH AMERICA, INC.,
as a Lender

By: /s/ Edward D. Herko ————————————————
Name: Edward D. Herko
Title: Vice President

6

UBS LOAN FINANCE LLC, as a Lender

By: /s/ Irja R. Otsa ———————————————————
Name: Irja R. Otsa
Title: Associate Director, Banking Products Services, US

By: /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director, Banking Products Services, US

7

ABN AMRO BANK N.V., as a Lender

By: /s/ David Carrington ———————————————————
Name: David Carrington
Title: Director

By: /s/ Sunee Gill ———————————————————
Name: Sunee Gill
Title: Assistant Vice President

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BNP PARIBAS, as a Lender

By: /s/ Andrew Strait ———————————————————
Name: Andrew Strait
Title: Managing Director

By: /s/ Michael Penric ———————————————————
Name: Michael Penric
Title: Director

9

LEHMAN COMMERCIAL PAPER INC.,
as a Lender

By: /s/ Randall Braunfeld ———————————————————
Name: Randall Braunfeld
Title: Authorized Signatory

10

NATIONAL CITY BANK, as a Lender

By: /s/ Kenneth M. Blackwell ———————————————————
Name: Kenneth M. Blackwell
Title: Vice President

11

BANK OF AMERICA, N.A., as a Lender

By: /s/ Jeff Armitage ———————————————————
Name: Jeff Armitage
Title: Senior Vice President

12

SUNTRUST BANK, as a Lender

By: /s/ Mike Lapresi ———————————————————
Name: Mike Lapresi
Title: Managing Director

13

BANK OF TOKYO-MITSUBISHI UFJ
TRUST COMPANY, as a Lender

By: /s/ H. Kambara ———————————————————
Name: H. Kambara
Title: Vice President

14

COMERICA BANK, as a Lender

By: /s/ Thomas VanderMeulen ———————————————————
Name: Thomas VanderMeulen
Title: Account Officer

15

THE BANK OF NEW YORK, as a Lender

By: /s/ Mark F. Johnston ———————————————————
Name: Mark F. Johnston
Title: Vice President

16

BAYERISCHE LANDESBANK,
as a Lender

By: /s/ Michael Hintz ———————————————————
Name: Michael Hintz
Title: Vice President

By: /s/ Annette Schmidt ———————————————————
Name: Annette Schmidt
Title: First Vice President

17

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ J. F. Todd ———————————————————
Name: J. F. Todd
Title: Managing Director

18

FIFTH THIRD BANK, as a Lender

By: /s/ Brian Jelinski ———————————————————
Name: Brian Jelinski
Title: Portfolio Manager

19

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By: /s/ James P. Welch ———————————————————
Name: James P. Welch
Title: Senior Vice President

20

LANDESBANK BADEN- WUERTTEMBERG NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Karen Richard ———————————————————
Name: Karen Richard
Title: Vice President

By: /s/ Rainer Bucher
Name: Rainer Bucher
Title: Senior Credit Analyst

21

GENERAL ELECTRIC CAPITAL CORP., as a Lender

By: /s/ Rebecca L. Milligan ———————————————————
Name: Rebecca L. Milligan
Title: Duly Authorized Signatory

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EXECUTION COPY

ATTACHMENT A

Reaffirmation

dated as of October 26, 2007

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to that certain Credit Agreement, dated as of June 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ArvinMeritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment No. 3 is dated as of October 26, 2007 (the “Amendment”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned reaffirms the terms and conditions of that certain Subsidiary Guaranty, dated as of June 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including to add additional Subsidiary Guarantors, the “Subsidiary Guaranty”), by and among each of the undersigned in favor of the Administrative Agent, for the ratable benefit of the Holders of Secured Obligations, and acknowledges and agrees that the Subsidiary Guaranty and each other Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. Without limiting the foregoing, each of the undersigned hereby reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

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A-1

EXECUTION COPY

IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered on the date first above written.

ARVINYL WEST, INC
ARVIN INTERNATIONAL HOLDINGS, LLC
ARVINMERITOR ASSEMBLY, LLC
ARVINMERITOR BRAKE HOLDINGS, INC.

ARVINMERITOR HOLDINGS MEXICO, LLC (successor to
ArvinMeritor Holdings Mexico, Inc.)

ARVINMERITOR INVESTMENTS, LLC (successor to each
of Meritor I Acquisition Corporation and
Meritor Finance Cayman Islands, Ltd.)

ARVINMERITOR OE, LLC
ARVINMERITOR TECHNOLOGY, LLC
ARVIN REPLACEMENT PRODUCTS FINANCE, LLC
EUCLID INDUSTRIES, LLC
GABRIEL EUROPE, INC.
GABRIEL RIDE CONTROL PRODUCTS, INC.
MAREMONT CORPORATION
MAREMONT EXHAUST PRODUCTS, INC.
MERITOR HEAVY VEHICLE BRAKING SYSTEMS (U.S.A.), INC.
MERITOR HEAVY VEHICLE SYSTEMS, LLC
MERITOR HEAVY VEHICLE SYSTEMS (MEXICO), INC.
MERITOR HEAVY VEHICLE SYSTEMS (SINGAPORE) PTE., LTD.
MERITOR HEAVY VEHICLE SYSTEMS (VENEZUELA), INC.
MERITOR LIGHT VEHICLE SYSTEMS (SPAIN) INC.
MERITOR MANAGEMENT CORP.
MERITOR TECHNOLOGY, INC.
MERITOR TRANSMISSION CORPORATION
ARVINMERITOR FILTERS OPERATING CO., LLC
ARVINMERITOR FILTERS HOLDING CO., LLC
ARVIN TECHNOLOGIES, INC.
ARVINMERITOR, INC., a Nevada corporation
ARVIN INDUSTRIES FOREIGN SALES CORPORATION
ARVINMERITOR HOLDINGS, LLC
AVM, INC.

By: /s/ Mary A. Lehmann —————————————————
Name: Mary A. Lehmann
Title: Vice President and Treasurer

Signature Page to

Reaffirmation

(Amendment No. 3 to Credit Agreement)

ARVINMERITOR B.V.

By:	/s/ M. Vingerling
Name: M. Vingerling
Title: Director

MERITOR HOLDINGS NETHERLANDS B.V.

By:	/s/ M. Vingerling
Name: M. Vingerling
Title: Director

ARVINMERITOR LIMITED

By:	/s/ Daniel Hopgood
Name: Daniel Hopgood
Title: Director

ARVIN EUROPEAN HOLDINGS (UK) LIMITED

By:	/s/ Daniel Hopgood
Name: Daniel Hopgood
Title: Director

ARVINMERITOR SWEDEN AB

By:	/s/ Dan Johansson
Name: Dan Johansson
Title: Board of Directors

MERITOR LUXEMBOURG S.A.R.L.

By:	/s/ John A. Crable
Name: John A. Crable
Title: Sole Manager

Signature Page to

Reaffirmation

(Amendment No. 3 to Credit Agreement)

IN WITNESS whereof the undersigned has executed this Reaffirmation as a deed the day and year first above written.

EXECUTED AS A DEED by ARVIN CAYMAN ISLANDS, LTD.	)	/s/ Mary A. Lehmann
	)	Duly Authorised Signatory
)
	)	Name:	Mary A. Lehmann
)
	)	Title:	Vice President and Treasurer
)

in the presence of:

/s/ Bonnie Wilkinson
Signature of Witness

Name:	Bonnie Wilkinson
Address:	2135 West Maple Road Troy, MI 48084

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

Signature Page to

Reaffirmation

(Amendment No. 3 to Credit Agreement)

IN WITNESS whereof the undersigned has executed this Reaffirmation as a deed the day and year first above written.

EXECUTED AS A DEED by MERITOR CAYMAN ISLANDS, LTD.		)	/s/ Mary A. Lehmann
	)	Duly Authorised Signatory
)
	)	Name:	Mary A. Lehmann
)
	)	Title:	Treasurer
)

in the presence of:

/s/ Bonnie Wilkinson
Signature of Witness

Name:	Bonnie Wilkinson
Address:	2135 West Maple Road Troy, MI 48084

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

Signature Page to

Reaffirmation

(Amendment No. 3 to Credit Agreement)